DISCONTINUED OPERATIONS AND EXIT/SALE OF PRODUCT LINES (Details 2) (Office and Consumer Products, USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011
Office and Consumer Products
Operating results of discontinued operations
Net sales	$ 726.0	$ 760.4	$ 809.3
Income before taxes	68.5	64.9	112.3
Provision for income taxes	22.2	29.2	37.2
Income from discontinued operations, net of tax	$ 46.3	$ 35.7	$ 75.1